Exhibit 21.1

NEW RESIDENTIAL INVESTMENT CORP. SUBSIDIARIES

Entity Name	State/Country of Incorporation/Formation
NIC MSR I LLC	Delaware
NIC MSR II LLC	Delaware
NIC MSR III LLC	Delaware
NIC RMBS LLC	Delaware
NIC MSR VIII LLC	Delaware
NIC MSR IX FH LLC	Delaware
NIC MSR X FN LLC	Delaware
NIC MSR XI GN LLC	Delaware
NIC MSR XII PLS LLC	Delaware
MSR VIII Parent LLC	Delaware
MSR IX Parent LLC	Delaware
MSR X Parent LLC	Delaware
MSR XI Parent LLC	Delaware
MSR XII Parent LLC	Delaware
MSR VIII Holdings LLC	Delaware
MSR IX Holdings LLC	Delaware
MSR X Holdings LLC	Delaware
MSR XI Holdings LLC	Delaware
MSR XII Holdings LLC	Delaware
MSR VIII LLC	Delaware
MSR IX LLC	Delaware
MSR X LLC	Delaware
MSR XI LLC	Delaware
MSR XII LLC	Delaware
MSR Admin Parent LLC	Delaware
MSR Admin LLC	Delaware
NIC MSR XIII PLS 2 LLC	Delaware
MSR XIII Parent LLC	Delaware
MSR XIII Holdings LLC	Delaware
MSR XIII LLC	Delaware
MSR IX Trust	New York
MSR X Trust	New York
NIC MSR XIV TBW FH LLC	Delaware
MSR XIV Parent LLC	Delaware
MSR XIV Holdings LLC	Delaware
MSR XIV LLC	Delaware
NIC Reverse Loan LLC	Delaware
Reverse REO LLC (f/k/a Reverse TRS LLC)	Delaware
NRZ Consumer LLC	Delaware
NRZ SC America LLC	Delaware
NRZ SC Credit Limited	Cayman Islands
NRZ SC Finance I LLC	Delaware
NRZ SC Finance II LLC	Delaware
NRZ SC Finance III LLC	Delaware
NRZ SC Finance IV LLC	Delaware
NRZ SC Finance V LLC	Delaware
MSR XV LLC	Delaware

NRZ MSR CS LLC	Delaware
MSR XVIII LLC	Delaware
MSR XIV Trust	New York
MSR XIII Trust	New York
MSR XII Trust	New York
MSR XI Trust	New York
MSR VIII Trust	New York
MSR XXIV LLC	Delaware
NRZ Advance Sub LLC (f/k/a Advance TRS LLC)	Delaware
Advance Purchaser LLC	Delaware
NRZ Agency MBS LLC	Delaware
NRZ REO I Corp.	Delaware
NRZ REO III Corp.	Delaware
NRZ Pass-Through Trust 1	New York
NRZ SC America Trust 2014-1	Delaware
NRZ SC Finance Trust 2014-1	Delaware
NRZ SC Credit Trust 2014-1	Delaware
New Residential Mortgage LLC	Delaware
New Residential Advance Receivables Trust	Delaware
New Residential Advance Depositor LLC	Delaware
NRZ RA Holdings LLC	Delaware
NRZ Mortgage Holdings LLC	Delaware
NRZ Servicer Advance Facility Transferor Bana LLC	Delaware
MSR FM Admin Parent LLC	Delaware
MSR FM Admin LLC	Delaware
NRZ REO IV Corp.	Delaware
NRZ Servicer Advance Facility Transferor MS, LLC	Delaware

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